UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

Rocket Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Cedarbrook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 659-8001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RCKT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2026, John Militello informed Rocket Pharmaceuticals, Inc. (the “Company” or “Rocket”) of his resignation as VP of Finance, Senior Controller, Treasurer and Principal Accounting Officer, effective July 7, 2026, to pursue other opportunities.

On June 30, 2026, Joseph Manhede, the Company’s Associate Vice President, Corporate Controller, was appointed as the Company’s Principal Accounting Officer, effective July 8, 2026.

Mr. Manhede, age 48, has served as the Company’s Associate Vice President, Corporate Controller since April 2026.  Prior to Rocket, Mr. Manhede was the Vice President and Financial Controller for Outlook Therapeutics, a clinical-stage biopharmaceutical company, where he was responsible for leading accounting and finance functions, including financial reporting, SEC compliance, internal controls, budgeting, and strategic financial planning, as well as supporting financing transactions and corporate governance initiatives.  Prior to his time at Outlook, Mr. Manhede held senior finance and accounting positions at Amneal Pharmaceuticals, Unilife Corporation, and Celator Pharmaceuticals, Inc., where he served as Corporate Controller and played a key role in financial reporting, IPO readiness, SOX compliance, and acquisition integration. He began his career at Deloitte, where he served as an Audit Manager. Mr. Manhede is a Certified Public Accountant (CPA) and holds a Master of Business Administration from Holy Family University.

No new compensatory arrangements will be entered into with Mr. Manhede in connection with his designation as the Company’s Principal Accounting Officer. There are no family relationships between Mr. Manhede and any other director or executive officer of the Company, and no transactions involving Mr. Manhede that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocket Pharmaceuticals, Inc.

Date: June 30, 2026	By:	/s/ Martin Wilson
Martin Wilson
General Counsel and Chief Corporate Officer